Exhibit 99
To Our Shareholders, Customers, and Friends: While just about every business in the nation has been impacted by the tough economic environment of the last twelve months, these economic cycles validate the importance of Centra maintaining its financial strength and disciplined credit culture. We are Healthy... For the first quarter, net income reached a record level of $2.8 million, a 53% increase over 2008. Contributing to this increase was a net interest margin of 3.81%, a level which compares favorably to our peers at 3.31%. Strong Centra's Tier 1 Capital ratio was 10.44%, significantly above the "Well Capitalized" benchmark of 6%. Total Risk Based Capital at the end of the first quarter 2009 was 11.70%, also in excess of the "Well Capitalized" benchmark of 10%. Sound A strict credit discipline has been the foundation of Centra's culture since its inception. Our credit quality compares favorably against peer as reported in a recent leading investment banking report. For the first quarter, Centra reported a 0.22% annualized charge off ratio (peer is 1.03%) and a 0.65% non-performing asset ratio (peer is 2.64%.) Careful We continue to assess national economic conditions and governmental actions and determine our course as appropriate. On January 16, 2009, Centra received $15 million from the U.S. Treasury as part of its Capital Purchase Program (CPP). Initially, the CPP was an inexpensive source of capital which carried limited restrictions that had little impact on Centra. The program was available to only the strongest banks. Importantly, the program encouraged healthy banks to acquire institutions that may be having difficulty by creating a new healthy company. However, with the passage of the American Recovery and Reinvestment Act of 2009 (ARRA), the restrictions dramatically changed less than four weeks after Centra received the funds. Banks that received the money were engulfed with a landslide of government regulation. Proposed laws and regulations discussed at the Congressional and regulatory level negatively affects foreclosure practices, bans acquisitions, and implements the selective reduction of loan rates. Any one of these restrictions, if they were to apply to us, could have adversely impacted our successful operating performance, and collectively, could have eroded our shareholders' position in the company. The uncertainty about the future treatment of banks which participated in the CPP and the changes already made in the ARRA were disruptive to the way we operate and did not work in our business model. Our Board of Directors acted quickly and decisively and we announced our withdrawal from the program effective March 31, 2009, returning the government's investment in our bank. Centra was a healthy, profitable, and well capitalized institution before this program, and since exiting the program, nothing has changed. Growing Centra continues to actively lend money in our market areas as evidenced by total loans in the first quarter of 2009, increasing by 12% or $113 million over the first quarter of 2008. Deposits, as well, continue to grow with an increase of $56 million or 6% over the first quarter of 2008. In the summer of 2009, Centra will open another office, which is now under construction in a dynamic location in the Hagerstown market. This gives Centra its 18th location across three states. We are pleased to report that the Hagerstown, MD region achieved profitability in the first quarter of 2009, which is a testament to the performance of the Hagerstown, MD management, staff, their local Board of Directors and the quality of that market. On February 27, 2009, the FDIC proposed an emergency assessment charge to all United States financial institutions of 0.20% of insured deposits as of June 30, 2009. While the amount of the assessment and the way in which it is calculated is being debated in the industry, the need for the FDIC to bolster its reserves is inevitable. Although unplanned and unbudgeted for 2009, Centra is prepared to pay its portion of the assessment. Although the near-term economic outlook remains uncertain, be assured we are confident in the future of our company. This confidence comes from the financial performance reported to you within this release as compared to peers, by operating in the most stable markets in the nation and taking guidance from a seasoned Board of Directors that has a strong sense of purpose. By operating with veteran bankers-most of whom have been through economic downturns in our industry and have weathered many storms in their careers, we are committed to continue building economic prosperity in the communities we call home. -s- Douglas J. Leech Douglas J. Leech Chairman, President and CEO

Centra Financial Holdings, Inc., and Subsidiaries CONSOLIDATED STATEMENTS OF CONDITION (Dollars in Thousands, except Per Share Data) March 31, March 31, (Unaudited) 2009 2008 ASSETS Cash and due from banks $ 24,926 $ 20,388 Interest-bearing deposits in other banks 1,167 1,132 Federal funds sold -- 21,419 Total cash and cash equivalents 26,093 42,939 Available-for-sale securities, at estimated fair value (amortized cost of $122,782 in 2009 and $116,094 in 2008) 124,732 127,925 Loans, net of unearned income 1,022,183 908,873 Allowance for loan losses (16,202) (14,204) Net loans 1,005,981 894,669 Premises and equipment 21,809 20,129 Loans held for sale 3,322 3,133 Goodwill and other intangibles 16,112 16,853 Other assets 24,413 14,935 Total assets $ 1,222,462 $ 1,120,583 LIABILITIES Deposits Non-interest bearing $ 134,279 $ 124,489 Interest-bearing 892,138 845,651 Total deposits 1,026,417 970,140 Short-term borrowings 66,487 31,498 Long-term debt 20,000 20,000 Other liabilities 11,292 9,006 Total liabilities 1,124,196 1,030,644 STOCKHOLDERS EQUITY Preferred stock, $1 par value, 1,000,000 authorized, 751 and none issued and outstanding on March 31, 2009 and 2008, respectively 1 -- Common stock, $1 par value, 50,000,000 authorized, 6,887,543 and 5,974,099 issued and outstanding, respectively 6,888 5,974 Additional paid-in capital 95,238 81,654 Accumulated earnings (5,031) 811 Accumulated other comprehensive income 1,170 1,500 Total equity 98,266 89,939 Total liabilities and stockholders equity $ 1,222,462 $ 1,120,583

Centra Financial Holdings, Inc., and Subsidiaries CONSOLIDATED STATEMENTS OF INCOME (Dollars in Thousands, except Per Share Data) Quarter Ended March 31, (Unaudited) 2009 2008 INTEREST INCOME Loans, including fees $ 15,198 $ 15,916 Loans held for sale 50 47 Securities available-for-sale 1,064 1,653 Interest-bearing bank balances -- 10 Federal funds sold 3 199 Total interest income 16,315 17,825 INTEREST EXPENSE Deposits 5,561 7,639 Short-term borrowed funds 105 185 Long-term debt 170 345 Total interest expense 5,836 8,169 Net interest income 10,479 9,656 Provision for credit losses 404 638 Net interest income after provision for credit losses 10,075 9,018 OTHER INCOME Service charges on deposit accounts 837 548 Other service charges and fees 570 558 Secondary market income 294 329 Security (losses) gains (336) 155 Other 175 213 Total other income 1,540 1,803 OTHER EXPENSE Salary and employee benefits 3,593 4,352 Occupancy expense 625 641 Equipment expense 581 495 Advertising 305 311 Professional fees 250 162 Data processing 624 507 Other outside services 249 186 Other 1,247 1,373 Total other expense 7,474 8,027 Net income before income tax 4,141 2,794 INCOME TAX EXPENSE 1,370 981 Net income 2,771 1,813 Dividends and accretion on preferred stock and warrants 920 -- Net income applicable to common shares $ 1,851 $ 1,813 Basic earnings per share $ 0.27 $ 0.28 Diluted earnings per share $ 0.26 $ 0.25 Weighted average shares outstanding - basic 6,848,841 6,569,032 Weighted average shares outstanding - diluted 7,242,410 7,126,176 Cash dividends declared per share $ 0.05 $ 0.05

(CENTRA FINANCIAL HOLDINGS, INC. LOGO) Total Assets $ 1,235,000 (in thousands) $ 1,210,000 $ 1,185,000 $ 1,160,000 June September December March Total Loans $ 1,035,000 (in thousands) $ 1,010,000 $ 985,000 $ 960,000 June September December March Total Deposits $ 1,045,000 (in thousands) $ 1,020,000 $ 995,000 $ 970,000 June September December March Net Income for the First Quarter $ 2,100 (in thousands) $ 1,700 $ 1,300 $ 900 2006 2007 2008 2009

QUARTERLY REPORT First Quarter 2009 (CENTRA FINANCIAL HOLDINGS, INC. LOGO) ABOUT CENTRA TODAY CORPORATE INFORMATION Centra Headquarters 990 Elmer Prince Drive Morgantown, WV 26508 Market Leaders Morgantown - Randy Williams (304) 581-6004 rwilliams@centrabank.com Martinsburg - Henry Kayes (304) 262-4980 hkayes@centrabank.com Uniontown, PA - Ed Franczyk (724) 439-5174 efranczyk@centrabank.com Hagerstown, MD - Tim Henry (301) 739-4577 thenry@centrabank.com Independent Registered Public Accountants Ernst & Young LLP Registrar and Transfer Agent If you have any questions concerning transfer procedures or other stock account matters, please contact our transfer agent at the following address: Registrar & Transfer Company PO Box 664, Cranford, NJ 07016 (800) 368-5948 Shareholder Relations Timothy P. Saab, Corporate Secretary Centra Financial Holdings, Inc. 990 Elmer Prince Drive Morgantown, WV 26505 (304) 581-6002 tsaab@centrabank.com Centrais Annual Report on Form 10-K The companyis annual report is filed with the U.S. Securities and Exchange commission on Form 10-K. For current and prior years reports, access the SEC website at www.SEC.gov.

(CENTRA FINANCIAL HOLDINGS, INC. LOGO) 990 Elmer Prince Dr., Suite 100 P.O. Box 656 Morgantown, WV 26507-0656